UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):November 14, 2006

TATONKA OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-50190	47-0877018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, 10th floor, Denver, Colorado 80202
(Address of principal executive offices) (zip code)

(303) 476-4101
(Registrant's telephone number, including area code)

New Pacific Ventures, Inc.
(Former Name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 14, 2006, Tatonka Oil and Gas, Inc. (the “Company”) notified Madsen & Associates, CPA’s Inc. (“Madsen”) that it was terminating Madsen’s services. The decision to change accountants was recommended and approved by the Company’s Board of Directors. On November 14, 2006, the Company engaged the firm of De Leon & Company, P.A. (“De Leon & Company”) to serve as its independent registered public accountants for the fiscal year ending October 31, 2006. The Company decided to switch its independent registered public accountanting firm as a result of the recent acquisition of Tatonka Oil and Gas. De Leon & Company has a working knowledge of Tatonka Oila nd Gas as it previously audited their financial statements.

During the two fiscal years ended October 31, 2004 and 2005, and through November 14, 2006, (i) there were no disagreements between the Company and Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Madsen would have caused Madsen to make reference to the matter in its reports on the Company’s financial statements, and (ii) except for Hall and Company’s report on the Company's October 31, 2005 financial statements dated January 20, 2006, which included an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, Madsen’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. During the two fiscal years ended October 31, 2004 and 2005 and through November 14, 2006, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

During the two fiscal years ended October 31, 2004 and 2005 and through November 14, 2006, the Company has not consulted with De Leon & Company regarding either:

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to De Leon & Company nor oral advice was provided that De Leon & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

On November 17, 2006, the Company provided Madsen with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Madsen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
16.1	Letter on change in certifying accountant dated November 17, 2006 from Madsen & Associates, CPA’s Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATONKA OIL AND GAS, INC.

Date: December 4, 2006	By:	/s/ BRIAN HUGHES
Name: Brian Hughes
Title: Chief Executive Officer

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